Restricted cash	12 Months Ended
Dec. 31, 2024
Restricted cash.
Restricted cash

6.Restricted cash

The Group’s restricted cash represents substantially cash balances on deposit required by its commercial banks, the court (due to lawsuits) and certain local governments in China to be restricted from withdrawal. As of December 31, 2023 and 2024, the Group’s restricted cash balances were RMB18,137 and RMB17,031, respectively. As of December 31, 2024, due to a pending lawsuit, there was an additional amount of RMB61 million subject to potential restriction imposed from the court when there is additional cash amount in the particular bank account up to RMB61 million.